PNC Funds, Inc.

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

(collectively, the “Funds”)

Supplement dated February 4, 2009

to the Statement of Additional Information

dated September 30, 2008

THIS SUPPLEMENT CONTAINS INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The following replaces page 42 of the Statement of Additional Information:

In its capacity as investment adviser, PCA is entitled to advisory fees from the Funds that are calculated daily and paid monthly at annual rates, as shown in the following table.

Fund	Advisory Fee
Prime Money Market Government Money Market Tax-Exempt Money Market	0.25% of the first $1 billion of each Fund’s average daily net assets plus 0.20% of each Fund’s average daily net assets in excess of $1 billion

Limited Maturity Bond Total Return Bond	0.35% of the first $1 billion of each Fund’s average daily net assets plus 0.20% of each Fund’s average daily net assets in excess of $1 billion

Maryland Tax-Exempt Bond Tax-Exempt Limited Maturity Bond National Tax-Exempt Bond	0.50% of the first $1 billion of each Fund’s average daily net assets plus 0.25% of each Fund’s average daily net assets in excess of $1 billion

Growth & Income Equity Income Equity Growth	0.60% of the first $1 billion of each Fund’s average daily net assets plus 0.40% of each Fund’s average daily net assets in excess of $1 billion

Capital Opportunities	1.30% of the first $1 billion of the Fund’s average daily net assets plus 1.20% of the Fund’s average daily net assets in excess of $1 billion

International Equity	1.22% of the first $1 billion of the Fund’s average daily net assets plus 0.90% of the Fund’s average daily net assets in excess of $1 billion

Diversified Real Estate	0.80% of the first $1 billion of the Fund’s average daily net assets plus 0.60% of the Fund’s average daily net assets ill excess of $1 billion

PCA may voluntarily waive fees and reimburse certain expenses to limit a fund’s total fund operating expenses. Any voluntary waivers and/or reimbursements may be terminated at any time, causing the fund’s actual total fund operating expenses to return to a higher amount without notice.

For the fiscal years ended May 31, 2008, May 31, 2007, and May 31, 2006, the Funds paid advisory fees, net of waivers, to PCA as follows:

Fund	2008	2007	2006
Prime Money Market	$2,038,372	$2,122,875	$1,733,788
Government Money Market	$1,298,157	$930,208	$829,911
Tax-Exempt Money Market	$498,773	$488,268	$381,490
Limited Maturity Bond	$255,873	$343,903	$414,003
Total Return Bond	$361,859	$426,429	$391,306
Maryland Tax-Exempt Bond	$35,057	$89,050	$116,987
Tax-Exempt Limited Maturity Bond	$77,118	$167,598	$262,847
National Tax-Exempt Bond	$152,533	$233,256	$308,226
Growth & Income	$1,718,863	$2,628,946	$2,719,945
Equity Income	$257,202	$495,002	$508,955
Equity Growth	$80,492	$195,124	$153,178
Capital Opportunities	$1,730,335	$2,376,350	$2,370,348
International Equity	$7,377,883	$7,381,197	$5,941,031